U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): July 27, 2008

                            5G WIRELESS COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Its Charter)

          Nevada                       0-30448                20-0420885
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)

409 North Pacific Coast Highway, Suite 799, Redondo Beach, California  90277
                 (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (949) 873-8071


             2771 Plaza del Amo, Suite 805, Torrance, California 90503 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On September 10, 2008, the Company entered into a Wireless Creditor Trust agreement with Clear Choice Capital, Inc. (a copy of this trust is attached as Exhibit 10 to this Form 8-K). The purpose of this trust is to pay the creditors of the Company. On October 27, 2008, the Company ordered that 100,000,000 restricted shares of common stock be issued to this trust. Clear Choice Capital has resigned as trustee of this trust and the Company is exploring its options in replacing the trustee.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On July 27, 2008, the Company's board of directors appointed
James R. Clarke as the new chief executive officer, replacing Jerry Dix. Subsequently, on that date, Jerry Dix and Don Boudewyn resigned as officers and directors of the Company.

     On December 15, 2008, Mr. Clarke appointed Bo Linton to the
Company's Board of Directors and as Chief Executive Office in place of himself. Thereafter, on the same date Mr. Clarke resigned from the Company's Board of Directors.

     Mr. Linton, age 38, founded International Capital Group, Inc. in 1998, a successful mergers and acquisitions firm. Under his leadership as president and CEO, this company advised on numerous mergers and acquisitions with private and publicly traded companies. In 2001 Mr. Linton left his previous position to found Berserker Entertainment, Inc. Mr. Linton served as Chairman of the Board for this production, distribution, and HD post-production facility until the end of 2004. From March 2005 to October 2005, he served as the president of Seamless Skyyfi, Inc., a wholly owned subsidiary of the public company Seamless Wi-Fi, Inc. In November 2005, Mr. Linton left his last position and founded the company Carbon Jungle LLC and served as President and CEO of this environmental company. After leaving this position, he served as president and a Director of MagneGas Corporation, a reporting company in the waste to fuel industry, from March 2007 to July 2008.

     Mr. Linton received his Bachelor's degree from Louisiana State University in the spring of 1994. Some of his studies included:
business law, economics, finance, environmental science, theater, real estate, and speech.

     In 2001, Mr. Linton produced his first feature film (on which he served as both director/producer and lead actor) entitled "Ronny
Camaro and Seven Angry Women." During 2006, he was a co-executive producer of the feature film "Living Luminaries," a spiritual docudrama shown in theaters in 2008.

     As yet, Mr. Linton has not been named to any committee of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601of Regulation S-K.

                               SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: January 7, 2009                 By: /s/ Bo Linton
                                       Bo Linton, President

                                    EXHIBIT INDEX

Number                        Description

10     The Wireless Creditor Trust between the Company and Clear
       Choice Capital, Inc., dated September 10, 2008 (filed herewith).

                               THE WIRELESS CREDITOR TRUST

This Trust Agreement (this "Agreement") is made effective as of September 10, 2008, by and between 5G Wireless Communications, Inc., located at 2134 Vista Entrada, Newport Beach, CA (herein referred to as the "Grantor"), Clear Choice Capital, Inc., located at 3920 Birch Street, Suite 104, Newport Beach, CA (hereinafter referred to as "Trustee"). The terms "Creditor Trust" or "Creditor Trust Estate" shall refer to the assets to be administered pursuant to this Agreement. Grantor declares that:

                                ARTICLE I.  PURPOSES

The Grantor has established the Trust to accomplish the following objectives and all of the provisions of this Agreement should be interpreted in a manner consistent with the following objectives:

Section 1.01 Primary Objective.

Grantor desires to establish a Creditor Trust to be administered by the Trustee pursuant to the terms of this Agreement from which income and/or principal can be distributed to or applied for the benefit of a class identified as the Beneficiaries. The mission of the Trust is to analyze and verify liabilities of the Grantor, and settle each claim with either cash payment or common stock of the Grantor. The establishment of this Trust does not deem that the Grantor is neither insolvent nor is it an assignment for the benefit of Creditors.

Section 1.02 Use of Assets of Creditor Trust Estate.

It is the Grantor's intention that the assets of the Creditor Trust Estate be accumulated for the benefit of the Beneficiaries and that such assets may, based upon settlement agreements approved by the Trustee, be used to provide for payment of Approved Creditors of the Grantor, herein referred to as Beneficiaries.

                        ARTICLE II. DECLARATIONS

Section 2.01 Irrevocability.

This Agreement and all interests in it are irrevocable and neither the Grantor nor any of the Beneficiaries shall have any power to alter, amend, revoke, or terminate the Trust or any of its provisions or interest, whether under the terms of this Trust or any statute or other rule of law. The only way in which this Agreement may be altered or amended is pursuant to the power granted to the Trust Protector.

Section 2.02 Conveyance to Trustee.

Grantor hereby irrevocably transfers, sets over, assigns, and conveys, without consideration, to the Trustee named in this Agreement all the property described in the attachment to this Agreement and marked as "Asset Exhibit". The Grantor or any other person or entity, with the exception of class identified as Beneficiaries, may also transfer or convey additional property to the Trustee at any time to be held and administered according to the terms of this Agreement. Except as modified by the provisions of this Agreement, the Trustee shall have all the interests, rights, powers, options, incidents of ownership, advantages, titles, benefits and privileges which the Grantor now has or hereafter may have in and to said property.

Section 2.03 Trustee Refusal.

Trustee may refuse to pay any of the Beneficiaries if they bring legal action against the Trust.

Section 2.04 Name of Trust.

This trust shall be known as the:

THE WIRELESS CREDITOR TRUST

Section 2.05 Identity of Creditor Trust Estate.

All assets described in the attached "Asset Exhibit", any other property that may hereafter be transferred or conveyed to and received by the Trustee to be held pursuant to the terms of this Agreement and any accrued and undistributed income from property transferred to the Trustees is herein referred to as the "Trust Estate" and shall be held, administered and distributed by the Trustee as provided in this Agreement.

Section 2.06 Identity of Parties.

As used in this Agreement:

     A. The term "Grantor" shall refer to 5G Wireless Communications, Inc. and any other corporation and/or individual as listed in Addendum I.

     B. The term "Trustee" shall refer to, the individual and/or corporation as listed in Addendum I, when serving as Trustee or to any other individual or corporate trustee then serving in that position pursuant to the terms of this Agreement.

     C. The term "Trust Protector" shall refer to the individual and/or corporation and, or to any other individual or entity then serving in that position pursuant to the terms of this Agreement as listed in "Addendum I".

     D. The term "Beneficiary" shall refer to "Approved Creditors" whose debt as a "Creditor" has been approved by the Trustee for payment.

     E. The term "Creditor" shall refer to a debt of the Grantor, of which the amount claimed as owed may be in dispute with the Grantor, and whose debt has not been approved by the Trustee.

     F. The term "Claimant" shall refer to a potential creditor that may have a judgment obtained through the courts and or may have brought suit to perfect a potential claim which the Grantor maybe be appealing the judgment and or defending against the suit in the courts.

     G. Beneficiary, Creditor and Claimant are collectively referred to herein as "Beneficiaries."

Section 2.07 Trustee, Successor Trustees and Scope of Authority.

     A. The individual and/ or corporation as listed in Addendum I, or its successor, shall serve as Trustee.

     B. The Trust Protector shall name a successor Trustee in the event that the Trustee, as listed in Addendum I, and/or its successor, should resign or otherwise be unable to serve as Trustee.

     C. The Trust Protector may also remove and replace the Trustee then serving and name a successor Trustee to serve in its place by giving a thirty-day written notice to the Trustee then serving and including with that notice the executed consent of the Trustee named as a replacement.

     D. The Trustee shall invest and manage the assets of the Trust Estate except that it shall not make any investments, other than investing cash into a cash sweep account drawing interest.

     E. The Trustee may make distributions pursuant to the specific settlement agreements that a have been reached with a Creditor of the Grantor, when that Creditor is then listed as a Beneficiary of this Trust.

     F. When Trustee receives any request to make a distribution, the Trustee may delay any such action until it has confirmation that it has good funds from which to make such distribution.

     G. The Trustee shall prepare and file the Fiduciary Income Tax return annually as required by the Internal Revenue Code.

     H. Any Trustee then serving shall have all of the powers and duties assigned and conferred on the Trustee under the terms of this Agreement and shall be subject to the limitations on its authority as outlined above.

     I. No Trustee then serving shall be liable for any action taken pursuant to the written settlement agreements while serving as Trustee.

     J. No successor Trustee shall be liable for any act, omission, or default of a predecessor Trustee. No successor Trustee shall have any duty to investigate or review any action of a predecessor Trustee and may accept all the records of the predecessor Trustee, including the accounting records that disclose the assets of the Trust, without further investigation and without incurring any liability to any person who shall claim or have an interest in the trust.

     K. No bond or other security is required of any of those named as Trustee or successor Trustee, notwithstanding any provisions of law to the contrary.

Section 2.08 Trust Protector, Successors and Scope of Authority.

     A. The individual and/or corporation as listed in Addendum I shall serve as the Trust Protector.

     B. The Trust Protector may name a successor Trust Protector to serve in the event that he or she should become unable or unwilling to serve in that capacity.

     C. In the event that the Trust Protector then serving becomes unable or unwilling to serve in that capacity and he or she has not named a successor Trust Protector, the Grantor shall nominate a successor Trust Protector subject to confirmation by a Court of proper jurisdiction. No individual or entity who has contributed assets to the Trust Estate nor any individual or entity who is a member of the class identified as Beneficiaries shall serve as the Trust Protector.

     D. Not successor Trust Protector shall be liable for any act, omission, or default of a predecessor. No successor Trust Protector shall have any duty to investigate or review any action of a predecessor and may accept all the records of the predecessor without further investigation and without incurring any liability to any person who shall claim or have an interest in the Trust.

     E. The Trust Protector and any successor Trust Protector then serving shall have the authority to remove and/or replace the Trustee, then serving.

     F. The Trust Protector shall also have the authority to amend or alter the Agreement so long as any such amendment or alteration is in writing, so long as the amendment or alteration does not change the stated objectives of the Grantor in establishing the Trust and, to the extent that the duties, responsibilities or possible liability of the Trustee may be adversely affected, the amendment or alteration is approved by the Trustee then serving.

     G. The Trust Protector may even terminate the Trust if, in the judgment of the Trust Protector, the Trust can no longer meet the stated objectives of the Grantor in establishing the Trust.

     H. No bond or other security is required of any of those named as Trust Protector or successor Trust Protector, notwithstanding any provisions of law to the contrary.

                          ARTICLE III. DISTRIBUTIONS

Section 3.01 Distribution of Accumulated of Trust Principal.

During the term of this Trust, the Trustee may distribute the principal of the Creditor Trust as approved and/or directed by the Trustee. Distribution shall be made in the form of cash or common stock of the Grantor. Any income that is not distributed shall be added it to the principal of the Trust.

Section 3.02. Termination of Trust

Unless sooner terminated in accordance with other provisions of this Agreement or pursuant to the exercise of the Limited Power of Appointment, any bust created under this Agreement shall terminate four (4) years or/after the last of the group composed of the individuals included in the class identified as Beneficiaries who have been paid as per agreement with the Creditor Trust whichever comes first.

Section 3.03. Distribution Upon Termination.

In the event of the termination of the Trust, the Trustee shall distribute the remaining assets of the Trust Estate, including all undistributed income and principal, pursuant to any exercise of the limited power of appointment granted to the Grantor

Section 3.04 Complete Distribution

Any assets or income not otherwise distributed pursuant to the terms of this Agreement shall be distributed as follows to the Grantor.

                      ARTICLE IV. POWERS OF TRUSTEE

Except as specifically restricted by the terms of this Agreement, the Trustee shall have all the powers enumerated in Nevada Revised Statutes 163.265 through Nevada Revised Statutes 163.410, inclusive, as such powers exist at the time of the execution of this Agreement; and such powers are incorporated herein by reference as permitted by Nevada Revised Statutes 163.260. In addition, the Trustee shall have the following powers. In the event any of the powers granted by Nevada Revised Statutes 163.265 through 163.410 are inconsistent with any of the powers or discretions hereinafter set forth, the following powers shall control.

     A. Power as Owner. To do all the acts, to take all the proceedings, and to exercise all the rights, powers, and privileges which an absolute owner of the same property would have, subject always to the discharge of the Trustee's fiduciary obligations. The enumeration of certain powers in this Agreement shall not limit the general or implied powers of an owner.

     B. Additional Powers as Necessary. The Trustee shall have all additional powers that may now or hereafter be conferred by law or that may be necessary to enable the Trustee to administer the assets of the Creditor Trust Estate in accordance with the provisions of this Agreement.

     C. Limitation on Liability. The Creditor Trust Estate and not the Trustee shall be liable for any loss which may occur so long as the Trustee has acted within the discretion and powers granted herein.

     D. Presumption if Securities in Trustee's Name. It shall be conclusively presumed that any assets held in the Trustee's own name which are also listed as an asset of the Creditor Trust
         Estate on one or more of the schedules attached to this Agreement are assets of the Creditor Trust Estate. There shall be no requirement that the Trustee or any other party reveal a business relationship with respect to any assets of the Creditor Trust Estate.

     E. Broad Powers of Division. To divide any Trust into separate shares to be retained as separate Trusts when the Trustee is directed to do so or when the Trustee deems it advisable to make such division and in making such division, to apportion and allocate the assets of the Creditor Trust Estate in cash or in kind, or partly in cash and partly in kind, even if shares be composed differently, or in undivided interests, in the manner deemed advisable in the discretion of the Trustee and to sell any property deemed necessary by the Trustee to make the division or distribution. After any division of the Creditor Trust Estate, the Trustee may make joint investments with funds from some or all of the several shares or trusts, but the Trustee shall keep separate accounts for each share or !lust.

     F. Power to Abandon. To abandon any trust assets or interest therein at the discretion of the Trustee.

     G. Power to Disburse. To disburse money from the Creditor Trust Estate to any Beneficiary or to any other person or entity on such terms and conditions as the Trustee shall deem advisable.

     H. Power to Rely on Advice of Attorney. The Trustee may consult with the attorney employed by them concerning any question which may arise with regard to the duties of the Trustee and, provided reasonable care has been exercised in selecting the attorney, the opinion of the attorney shall be full and complete authorization and protection in regard to any action taken or suffered by the Trustee in good faith and in accordance with the opinion of the attorney.

     I. Power of Arbitration. To Arbitrate any claim if the Trustee so chooses to do so with an Arbitrator located in Orange County, California, and recognized as one by the California State Bar Association and accepted by the Trustee and either the Beneficiary, Unknown Creditor, Claimant and/or Unknown Claimant in the state of California. In any such Arbitration both side would pay their own respective costs.

     J. Power to Make Tax Elections. To make any and all elections permitted by any tax law applicable to any trust, to the Grantor or the estate of the Grantor, and no adjustments shall be necessary among the beneficiaries of any trust as to the income or principal of such trust as a result of the exercise of such election.

     K. Certain Powers Void. Any power, duty or discretionary authority granted to the Trustee shall be void (i) to the extent that the power, duty or discretionary authority would cause the assets of any Trust created hereunder to be included in the estate of any Trustee other than the Grantor for Federal estate tax purposes or
         (ii) to the extent that the power, duty or discretionary authority would cause the income of any Trust created hereunder to be attributable to any Trustee other than the Grantor for Federal income tax purposes.

     L. Power to Resign. To resign as Trustee by providing written notice of resignation to the beneficiaries then entitled to distribution. Any such resignation shall become effective the earlier of the appointment of the successor trustee by the Trustee and/ or 60 days after receipt of the written notice of resignation.

                         ARTICLE V. GENERAL PROVISIONS

Section 5.01 No Contest Provision.

In the event that any person or entity who is among the class identified as Beneficiaries of this Trust, singly or in conjunction with any other person, persons or entity, should contest the validity of this Agreement in any court, should seek to obtain an adjudication that this Agreement or any provision thereof is void or unenforceable, the person or entity shall receive the sum of $1.00 and the terms of this Agreement shall be interpreted as if such person or entity was never a member of the class identified herein as Beneficiaries.

The Trustee is hereby authorized and directed to defend, at the expense of the Creditor Trust, any such contest or attack on the validity of this Agreement and the validity of any specific term of this Agreement.

Section 5.02 Spendthrift Trusts.

Each trust created by this Agreement shall be a spendthrift trust. No Beneficiary of any trust established under this Agreement shall have any right or power to sell, transfer, assign, pledge, mortgage, alienate or hypothecate his or her interest in the principal or income of the Trust Estate in any manner whatsoever. To the fullest extent of the law, the interest of each and every Beneficiary shall not be subject to the claims of any of his or her creditors or liable to attachment, execution, bankruptcy proceedings, or any other legal process. The Trustee shall pay, disburse and distribute principal and income of the Trust Estate only in the manner provided for in this Agreement, and not upon any attempted transfer or assignment, whether oral or written, neither of any Beneficiary nor by operation of law.

Section 5.03 Reports to Beneficiaries.

The Trustee hereunder is relieved from any obligation to file or make any inventory, appraisement, return or report to any court, but shall render an annual statement showing the condition of the Creditor Trust Estate including the current assets, the receipts and the disbursements during the preceding year, to the Trustee and to any of the Beneficiaries.

Section 5.04 Trusts to Include Shares or Partial Shares.

The terms "trust", "trusts", or "any trust provided for in this Agreement" shall, as used in this Agreement, unless otherwise specifically provided herein, refer to each of the separate trusts provided for, respectively, and the Trust Estate of each trust. There need be no physical segregation or division of the various trusts except as segregation or division may be required by termination of any of the trusts, but the Trustee shall keep separate accounts for the different individual interests.

Section 5.05 Law for Construction of Trusts.

The trusts provided for in this Agreement have been accepted by the Trustee in the State of California, will be administered by the Trustee in California, and their validity, construction, and all rights under them shall be governed by the laws of the State of California.

Section 5.06 Headings.

The headings in this Agreement are for convenience only and are not part of the text of the Agreement.

Section 5.07 Disclaimers.

Any Beneficiary of any trust created by this Agreement, or such Beneficiary's personal representative, without the necessity of any prior court authorization or approval of any kind, may disclaim all or any part or portion of his or her benefits or powers, by written instrument delivered to the Trustee or in any other manner recognized by law.

Section 5.08 Invalidity of Any Provision.

Should any provision of this Agreement be or become invalid or unenforceable, the remaining provisions of this Agreement shall be and continue to be fully effective.

Section 5.09 Singular and Plural Interchangeable.

As used in this Agreement, the singular and plural of any word shall be deemed to include the other whenever the facts and context so require.

Section 5.10 Trustee Fees.

The Trustee, its affiliates, and advisors, shall be entitled to reasonable and customary fees, and shall also be entitled to be reimbursed for all expenses incurred by the Trust, the Trustee, its affiliates, and its advisors in connection with the services provided to the Trust. Said expenses include, but are not limited to accounting, legal, copies, telephone, travel, and facsimile.

EXECUTED at Newport Beach, on September 10, 2008

GRANTOR

5G Wireless Communications, Inc.


By:  James Clarke
James Clarke, President

EXECUTED at Newport Beach, on September 10, 2008

TRUSTEE


Clear Choice Capital, Inc.


By:  Marc R. Tow
Marc R Tow, President


                                    ADDENDUM I

A. The term "Grantor" shall refer to 5G Wireless Communications, Inc. and approved creditors.

B. The term "Trustee" shall refer to



                                 ASSET EXHIBIT

"Trust Assets" mean those assets irrevocably assigned, transferred, conveyed and delivered to the described herein as shares of common stock of 5G Wireless Communications, Inc. on the Effective Date.

The Trust shall be funded by the Grantor by delivering the shares to the Trustee on the Effective Date.

The Trustee shall use the shares consistent with the purposes of the Trust and subject to the terms and conditions of this Trust
Agreement. Additional Deposit(s) may be made at the discretion of the Grantor.